Subordinated Notes Offering December 2020 Peapack-Gladstone Bank Exhibit 99.2

Disclaimer This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to: our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; the impact of anticipated higher operating expenses in 2020 and beyond; our inability to successfully integrate wealth management firm acquisitions; our inability to manage our growth; our inability to successfully integrate our expanded employee base; an unexpected decline in the economy, in particular in our New Jersey and New York market areas; declines in our net interest margin caused by the interest rate environment and/or our highly competitive market; declines in value in our investment portfolio; impact on our business from a pandemic event on our business, operations, customers, allowance for loan losses and capital levels; higher than expected increases in our allowance for loan and lease losses; higher than expected increases in loan and lease losses or in the level of nonperforming loans; changes in interest rates; decline in real estate values within our market areas; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; successful cyberattacks against our IT infrastructure and that of our IT and third-party providers; higher than expected FDIC insurance premiums; adverse weather conditions; our inability to successfully generate new business in new geographic markets; our inability to execute upon new business initiatives; our lack of liquidity to fund our various cash obligations; reduction in our lower-cost funding sources; our inability to adapt to technological changes; claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; our inability to retain key employees; demands for loans and deposits in our market areas; adverse changes in securities markets; changes in accounting policies and practices; and other unexpected material adverse changes in our operations or earnings.

Disclaimer (Continued) Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and whether the gradual reopening of businesses will result in a meaningful increase in economic activity. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations:   demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; borrowers who have deferred payment of their loans due to the COVID-19 pandemic may not be able to resume payment of their loans at the rate we anticipate, or at all, which could reduce income and cause loan losses to increase; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may have to be increased if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; a material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend; our wealth management revenues may decline with continuing market turmoil; a worsening of business and economic conditions or in the financial markets could result in an impairment of certain intangible assets, such as goodwill; the unanticipated loss or unavailability of key employees due to the outbreak, which could harm our ability to operate our business or execute our business strategy, especially as we may not be successful in finding and integrating suitable successors; we may face litigation, regulatory enforcement and reputation risk as a result of our participation in the Paycheck Protection Program (“PPP”) and the risk that the Small Business Administration may not fund some or all PPP loan guaranties; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experience additional resolution costs. A discussion of these and other factors that could affect our results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Terms of the Proposed Offering Issuer Peapack-Gladstone Financial Corporation (“PGC” or the “Company”), holding company of Peapack-Gladstone Bank (“Bank”) Security Subordinated Notes due 2030 Amount $75 Million Offering Structure Fixed-to-Floating Rate (Fixed During First Five Years) Issuance Type Regulation D Private Placement with Registration Rights Term 10 years No Call Period 5 years Use of Proceeds General corporate purposes which may include potential: redemption of existing subordinated debentures, acquisitions of wealth management firms and stock repurchases (subject to any applicable regulatory clearance) Placement Agents Piper Sandler & Co. and Keefe, Bruyette & Woods, A Stifel Company Credit Ratings Kroll: BBB- / Moody’s: Baa3

Proven management team with track record of success Diverse revenue streams with significant noninterest income from wealth management business 33% of total revenue for the nine months ended September 30, 2020 Robust digital strategy launched to enable clients to conduct business when, where, and with whom they want Niche wealth management and commercial banking strategy focused on delivering strong organic growth Stable and strong asset quality ALLL to Total Loans of 1.49% as of September 30, 2020 NPAs to Assets and NPLs to Loans of 0.15% and 0.19%, respectively, as of September 30, 2020 Attractive geographic franchise PGC operates in some of the most affluent counties in the U.S. Investment Considerations

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Douglas L. Kennedy** ***President &*** ***Chief Executive Officer*** ***908.719.6554***	*40 years experience;* Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He is also a Board Member of the NJBankers Association and is a Member of the Board of Directors of the Federal Reserve Bank of New York (New York Fed).
	**John P. Babcock** ***Senior EVP &*** ***President, Peapack Private*** ***908.719.3301***	*40 years experience;* Prior to joining PGB in 2014, John worked as a senior-level executive at large national banking institutions, mid-sized regionals and larger community banks over his 40-year career. He started his career at the former Midlantic National Bank in the credit training program and was a corporate banker until 2000. For the last 20 years, he has led private banking and wealth management businesses and regions, most recently as the managing director in charge of the Northeast U.S. for the HSBC Private Bank. Prior to HSBC, he was a managing director at U.S. Trust Company where he was in charge of the New York Metro market - the largest of U.S. Trust's 53 markets in the U.S and, prior to that, he was the NY Private Banking Head for The Bank of New York.
	**Jeffrey J. Carfora, CPA** ***Senior EVP &*** ***Chief Financial Officer*** ***908.719.4308***	*40 years experience;* Joining as Executive Vice President and CFO in 2009, he was promoted to Senior Executive Vice President in 2013. Previously, he was affiliated with Penn Federal Savings Bank (where he joined as CFO and was later promoted to COO), Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers.
	**Robert A. Plante** ***Executive Vice President*** ***Chief Operating Officer*** ***908.470.3329***	*37 years experience;* Before joining in 2017, served as executive vice president and chief operations officer/chief information officer at IDB New York, a $9.8 billion commercial bank, where he was a member of the credit risk, market risk and asset liability committees, responsible for all back-office support functions including payments, deposits, commercial and residential lending, treasury, custody, commercial cash management and information technology.

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Financial Highlights Branch Map Franchise Overview Note: Financial data as of or for the 9 months ended 09/30/2020. Private Banking Offices Bedminster, NJ Morristown, NJ Princeton, NJ Teaneck, NJ Greenville, DE (Trust Subsidiary) New Providence, NJ Summit, NJ Bonita Springs, FL Headquarters Bedminster, NJ Year Founded 1921 Branches 19 Ticker (NASDAQ) PGC Total Assets $6.0 Bil Gross Loans $4.5 Bil Total Deposits $4.9 Bil Deposits Per Branch $256 Mil Wealth Management AUM/AUA $7.6 Bil Fee and Other Noninterest Income / Operating Revenue 33%

Focus on commercial banking with private bankers focused on providing high-touch client service through an advice-based approach encompassing commercial and industrial (C&I) lending, wealth management, depository services, electronic banking, and other commercial real estate lending, and corporate advisory services Robust Peapack Private wealth management business that provides a diversified and stable source of revenue over time, with growth organically and through strategic acquisitions Highly acquisitive of RIA businesses with four acquisitions since 2017 Strong risk management processes, including, active loan portfolio, capital, liquidity, and interest rate risk stress testing Focus on the community and community service and involvement Strategy and Business Lines Overview Peapack-Gladstone Bank Peapack Private Wealth Management Commercial Private Banking Commercial & Community Banking Commercial Real Estate Professional Services Group Treasury Management Peapack Capital (asset finance and equipment leasing) Retail Private Banking Private Wealth Management Services Through various subsidiaries provide: Discretionary Investment Management Services Personal Financial Planning Trust and Fiduciary Services Estate Settlement and Administration Custodial Services Short-term Liquidity and Treasury Management

Attractive Geographic Footprint PGC Operates in Some of the Wealthiest Counties in the United States Note: Branch/Deposit Share per FDIC as of 06/30/2020 Deposit Market Share Somerset County $130K 9 #2 Morris County $121K 6 #7 Hunterdon County $119K 3 #5 County Median Household Income # of PGB Branches Avg. Deposits Per Branch $260M $209M $156M Union County $90K 1 #17 $285M

Total Loans (in billions)* Total Assets (in billions)* Shareholders Equity (in millions) Total Deposits (in billions) Historical Balance Sheet Growth *9/30/2020 includes PPP loans of $202 million in total loans.

Diversified Loan Portfolio Gross Loans: $4.5 billion Note: Gross loans include loans held for sale; C&I includes Owner-Occupied CRE, which was 6% of the total loan portfolio as of 9/30/2020 Loan Mix as of 09/30/2020 Historical Loan Composition

Diversification within C&I Lending As of 9/30/2020 C&I loans (excluding PPP loans) constitute 38% of the total loan portfolio Avg. Loan Size $1.1MM DSCR 1.64x

Well-Seasoned Diversified Multifamily Loan Portfolio As of 9/30/2020 Multifamily Portfolio Balance % (in $MM's) NY (Rent Regulated) $404 34.6% NY (Market Rent) $37 3.2% NJ (Rent Regulated) $301 25.7% NJ (Market Rent) $152 13.0% PA (Rent Regulated) $19 1.6% PA (Market Rent) $256 21.9% TOTAL $1,169 100.0% Rent Regulated $723 61.9% Market Rent $446 38.1% TOTAL $1,169 100.0% Avg. Loan Size $3.3MM LTV 59.4% DSCR 1.58x Debt Yield 10.0% Multifamily loans constitute 27% of the total loan portfolio

A Well-Diversified Non-Owner Occupied CRE Portfolio As of 9/30/2020 Non-Owner Occupied CRE loans constitute 16% of the total loan portfolio Avg. Loan Size $2.3MM LTV 54.7% DSCR 1.66x Debt Yield 13.0%

Deferrals within Sectors with Elevated COVID Residual Risk Estimated at 2% of Total Loans “Highly Impacted” residual sectors highlighted in green Overall Peak deferrals of $934MM during June The sectors designated by management to have elevated COVID residual risk total $314MM, ~7% of Total Loans (as of 09/30/20) Approximately 1/3rd of these loans remain on deferral as of 11/1/20 Pre-virus debt service and collateral values were strong. As of November 30, 2020, total loans that remained on deferral status were $138 million of which $68 million are scheduled to resume payment in December 2020 Note: Balances as of September 30, 2020 and Deferral Status is through October 31, 2020

Rapid Roll-Off of Remaining Deferred Loans Through Year End (Deferrals through October 31, 2020) Note: November 2020 column based on actual results; December 2020 and 2021 columns assume that all deferrals roll-off without any further deferral requests or payment issues

Risk Mitigants within Sectors with Elevated COVID Residual Risk Hospitality First mortgages on flagged properties located in NJ/NY with experienced multi-property operators. Monitoring individual property performance along with market specific data in terms of vacancy and average daily rates. Food Services 76% of the portfolio consists of fast food or casual dining concepts, which are expected to recover by leveraging take out and drive through. Monitoring performance closely including overall cash flow and same store sales. Retail (Other) Total portfolio has an average LTV of 58% and average DSC of 1.40x. It is anticipated that grocery and pharmacy anchored properties will outperform the portfolio and were therefore excluded.

Risk Mitigants within Sectors with Elevated COVID Residual Risk Note: With regards to the above table, balances are as of September 30, 2020 and deferrals are as of October 31, 2020; With regards to the above graph, November 2020 column based on actual results; December 2020 and 2021 columns assume that all deferrals roll-off without any further deferral requests or payment issues

NPAs / Assets (%)* NPLs / Gross Loans (%) NCOs / Average Loans (%)** Reserves / Gross Loans (%) Historical Credit Quality *Excludes restructured loans and one $10MM HFS commercial loan at September 30, 2020. ** 2020 YTD for the nine months ended 9/30/2020

$63.6 MM $41.3 MM ($20.5) MM ($7.1) MM $5.3 MM Workout and Asset Recovery Efforts Reduced Classified Assets in Q3 1.30% of total gross loans 0.93% of total gross loans

Loans in Sectors with Elevated COVID Residual Risk Drive Increase in Special Mention (Criticized) $28.0 MM $129.7 MM ($2.8) MM $24.2 MM $46.8 MM ($5.0) MM $20.2 MM $18.3 MM LTV = 52% DSCR = 1.60x LTV = N/A DSCR = 1.92x LTV = 61% DSCR = 1.57x (Special Mention) (Special Mention)

Conservatively Building Our Reserves in light of Inherent Risks with the Current Economic Environment $43.7 MM $66.1 MM ($6.2) MM $8.5 MM $21.5 MM 0.99% 1.49% Total ALLL Coverage % ($1.4) MM

Noninterest Income / Operating Revenue Return on Average Assets (%) GAAP Efficiency Ratio (%) Net Interest Margin (%) Key Profitability Ratios Note: 2020 YTD for the nine months ended 9/30/2020

* Includes SBA Income, Swap Income, Deposit & Loan Fees, Mortgage Banking, and BOLI. Net Interest Income 67% Wealth Management Fees 21% Fees & Other Income 12% Nine Months Ended 09/30/2020 Net Interest Income before Provision Wealth Management Fee Income Fees & Other Income* Total Non-Interest Income: 33% of Total Revenue Wealth Management and Other Fees Continue to Provide a Diversified Revenue Mix

Deposit Composition Total Deposits: $4.9 billion *Jumbo Time defined as time deposits greater than $250,000 **Excludes jumbo time deposits greater than $250,000 Source: S&P Global Market Intelligence Deposit Mix as of 09/30/2020 Historical Deposit Composition

Liquidity and Securities Portfolio As of 9/30/2020 Highlights Overview Cash and due totaled $8 million, or 0.14% of assets Interest bearing deposits at banks of $671 million represented 11.3% of assets Total AFS Securities were $597 million, or 10.0% of assets Modified duration of 2.3 years Unrealized gain of $8 million Portfolio reflected a yield of 1.63% in 3Q20 Other securities totaled $33 million $18 million of FHLB or FRB stock $15 million of an equity security Approximately $25 million of securities are encumbered

Interest Rate Risk Sensitivity As of 9/30/2020 Net Interest Income 1 Year Impact (%) Net Interest Income 2 Year Impact (%) Note: Based on a 12-month simulation Source: Company documents

Sources of Liquidity and Current Debt Profile Cash and cash equivalents of $679 million as of September 30, 2020 Cash and cash equivalents at the holding company of $15 million $597 million in securities designated as available for sale at September 30, 2020 Securities available for sale with a fair value of $463 million as of September 30, 2020 were pledged to secure public funds and for other purposes required or permitted by law $1.8 billion of secured funding available from the Federal Home Loan Bank, of which $120.0 million was drawn as of September 30, 2020 $1.0 billion of secured funding available from the Federal Reserve Discount Window, none of which was drawn, as of September 30, 2020

Historical Capital Ratios * Excludes PPP loans of $202 million Source: S&P Global Market Intelligence; 2020 YTD as of 9/30/2020 Holding Company Capital Ratios Bank Level Capital Ratios

Pro Forma Capital Ratios Holding Company * Excludes PPP loans of $202 million Note: Assumes a $75 million subordinated debt issuance, full redemption of existing subordinated debt of $50 million callable on 6/30/2021, and ~$1.4 million of offering-related expenses; assumes 20% risk-weighting on proceeds net of redemption of subordinated debt Pro Forma for Offering As of 9/30/2020

Double Leverage and Interest Coverage *Assumes a $75 million subordinated debt issuance with none of the proceeds downstreamed to the bank and ~$1.4 million of offering-related expenses **Assumes interest expense on new debt of 4.50% annual coupon *** Assumes redemption of $50 million of existing subordinated debt with fixed coupon of 6.00% (callable on 6/30/2021)

Proven management team with track record of success Diverse revenue streams with significant noninterest income from wealth management business Robust digital strategy launched to enable clients to conduct business when, where, and with whom they want Niche wealth management and commercial banking strategy focused on delivering strong organic growth Stable and strong asset quality Attractive geographic franchise Summary of Investment Highlights

Appendix Peapack-Gladstone Bank

A high-performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust Professionalism Clients First Compete to Win Invested in Our Community One Team Vision Senior Private Bankers lead a team-based approach PGB offers a full suite of banking, commercial, advisory and wealth management services to support client financial needs Team members focus on understanding needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables Deliver exceptional client experience For our high net worth individual clients, we develop, optimize, and deliver customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition their wealth For privately-owned businesses, we provide customized lending, advisory, treasury management and capital market solutions. We also provide comprehensive wealth management advice and services that includes investment, estate, tax and wealth planning considerations for business owners Commercial Private Bankers and Wealth Management Private Bankers work together seamlessly in bringing on new clients and servicing the needs of existing clients “All Banking Should Be Private Banking” Private Banking Model Core Principles Our Foundation

Historical Balance Sheet

Historical Income Statement

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Peapack Private Wealth Management

Our Vision:

- A leading wealth management boutique, offering superior advice delivered by top quality professionals, with a differentiated client experience compared to large bank competitors.

Q3 2020:

- AUMs/AUAs at 09/30/2020 were a record $7.6B, which includes YTD gross client inflows of $528MM.
- Wealth fees totaled $10MM reflecting an increase of $618K vs Q3 2019 (+7%).
- Wealth fee revenue comprised 21% of total bank revenue on a YTD basis.
- 2020 Client retention remains excellent – no discernable COVID-19 impact.
- AUM/AUA gross client inflows of approximately $241MM for Q3
- Strong pipeline heading in to Q4 2020.
- We continue to pursue acquisition opportunities in the NY metro area and in FL.
- Integration of recently acquired RIAs continues:
  - Lassus Wherley and Point View subs will be combined into the Bank legal entity effective 01/01/2021.
  - Q4 start of conversion to new consolidated trading and reporting platform.
  - Consolidated Fairfield and Gladstone wealth management locations into other NJ wealth offices.

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